Exhibit 99.3

EXECUTION COPY

PLEDGE AGREEMENT

Dated December 16, 2005

From

AGILENT TECHNOLOGIES WORLD TRADE, INC.

as Pledgor

to

MERRILL LYNCH CAPITAL CORPORATION

as Collateral Agent

Section 24.	WAIVER OF TRIAL BY JURY	13

Schedules

Schedule I	–	Location, Type Of Organization, Jurisdiction Of Organization, Organizational Identification Number and Trade Names

Schedule II	–	Initial Pledged Equity

Schedule III	–	Pledged Deposit Account

Exhibits

Exhibit A	–	Form of Deposit Account Control Agreement

ii

PLEDGE AGREEMENT

PLEDGE AGREEMENT (this “Agreement”) dated as of December 16, 2005 made by Agilent Technologies World Trade, Inc., a corporation organized under the laws of the State of Delaware (the “Pledgor”), to Merrill Lynch Capital Corporation, as Collateral Agent (in such capacity, together with any successor Collateral Agent appointed pursuant to Section 7.06 of the Credit Agreement (as hereinafter defined), the “Collateral Agent”) for the Secured Parties (as defined in the Credit Agreement).

PRELIMINARY STATEMENTS.

(1)               The Pledgor has entered into a Credit Agreement dated as of December 14, 2005 (said Agreement, as it may hereafter be amended, amended and restated, supplemented or otherwise modified from time to time, being the “Credit Agreement”) with Agilent Technologies, Inc., as Guarantor, the Lenders and the Agents.

(2)               Pursuant to the Credit Agreement, the Pledgor is entering into this Agreement in order to grant to the Collateral Agent for the ratable benefit of the Secured Parties a security interest in the Collateral (as hereinafter defined).

(3)               The Pledgor is the owner and registered holder of the shares of stock or other Equity Interests (the “Initial Pledged Equity”) set forth on and as otherwise described in Schedule II hereto and issued by the Person named therein.

(4)               The Pledgor is the owner of the deposit account (the “Pledged Deposit Account”) set forth on Schedule III hereto.

(5)               It is a condition precedent to the making of Advances by the Lenders under the Credit Agreement that the Pledgor shall have granted the security interest contemplated by this Agreement.

(6)               The Pledgor will derive substantial direct and indirect benefit from the transactions contemplated by the Loan Documents.

(7)               Terms defined in the Credit Agreement and not otherwise defined in this Agreement are used in this Agreement as defined in the Credit Agreement.  Further, unless otherwise defined in this Agreement or in the Credit Agreement, terms defined in Article 8 or 9 of the UCC (as defined below) are used in this Agreement as such terms are defined in such Article 8 or 9.  “UCC” means the Uniform Commercial Code as in effect, from time to time, in the State of New York; provided that, if perfection or the effect of perfection or non-perfection or the priority of any security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, “UCC” means the Uniform Commercial Code as in effect from time to time in such other jurisdiction for purposes of the provisions hereof relating to such perfection, effect of perfection or non-perfection or priority.

NOW, THEREFORE, in consideration of the premises and in order to induce the Lenders to make Advances under the Credit Agreement, the Pledgor hereby agrees with the Collateral Agent for the ratable benefit of the Secured Parties as follows:

Section 1.                                            Grant of Security.  The Pledgor hereby grants to the Collateral Agent, for the ratable benefit of the Secured Parties, a security interest in its right, title and interest in and to the following, in each case, as to each type of property described below, whether now owned or hereafter acquired by it, wherever located, and whether now or hereafter existing or arising (collectively, the “Collateral”):

(a)                                  the following (the “Security Collateral”):

(i)                                     the Initial Pledged Equity and the certificates representing the Initial Pledged Equity, and all dividends, distributions, returns of capital, redemption payments, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange or substitution for or conversion of any or all of the Initial Pledged Equity and all subscription warrants, rights or options issued thereon or with respect thereto; and

(ii)                                  all additional Class A Preferred from time to time acquired by the Pledgor in any manner (such additional Class A Preferred, together with the Initial Pledged Equity, being the “Pledged Equity”), and the certificates representing such additional Class A Preferred, and all dividends, distributions, returns of capital, redemption payments, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange or substitution for or conversion of any or all of such additional Class A Preferred and all subscription warrants, rights or options issued thereon or with respect thereto;

(b)                                 the following (collectively, the “Account Collateral”):

(i)                                     the Pledged Deposit Account and all funds from time to time credited thereto (including, without limitation, all Cash Equivalents), and all certificates and instruments, if any, from time to time representing or evidencing the Pledged Deposit Account;

(ii)                                  all promissory notes, certificates of deposit, checks and other instruments from time to time delivered to or otherwise possessed by the Collateral Agent for or on behalf of the Pledgor in substitution for or in addition to any or all of the then existing Account Collateral; and

(iii)                               all interest, dividends, distributions, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the then existing Account Collateral; and

(c)                                  all proceeds of, collateral for and supporting obligations relating to, any and all of the Collateral (including, without limitation, proceeds, collateral and supporting obligations that constitute property of the types described in clauses (a) and (b) of this Section 1 and this clause (c)) and, to the extent not otherwise included, all cash proceeds (including sale proceeds).

Section 2.                                            Security for Obligations.  This Agreement secures, in the case of the Pledgor, the payment of all Obligations of the Pledgor now or hereafter existing under the

Loan Documents, whether direct or indirect, absolute or contingent, and whether for principal, reimbursement obligations, interest, fees, premiums, penalties, indemnifications, contract causes of action, costs, expenses or otherwise (all such Obligations being the “Secured Obligations”).  Without limiting the generality of the foregoing, this Agreement secures, as to the Pledgor, the payment of all amounts that constitute part of the Secured Obligations and would be owed by the Pledgor to any Secured Party under the Loan Documents but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving a Loan Party.

Section 3.                                            Pledgor Remains Liable.  Anything herein to the contrary notwithstanding, (a) the Pledgor shall remain liable under the contracts and agreements included in its Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by the Collateral Agent of any of the rights hereunder shall not release the Pledgor from any of its duties or obligations under the contracts and agreements included in the Collateral and (c) no Secured Party shall have any obligation or liability under the contracts and agreements included in the Collateral by reason of this Agreement or any other Loan Document, nor shall any Secured Party be obligated to perform any of the obligations or duties of the Pledgor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

Section 4.                                            Delivery and Control of Security Collateral.  (a)  All certificates or instruments representing or evidencing Security Collateral shall be delivered to and held by or on behalf of the Collateral Agent pursuant hereto and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Collateral Agent.  In addition, the Collateral Agent shall have the right at any time, upon the occurrence and during the continuance of a Default under Section 6.01(a) or (f) of the Credit Agreement or an Event of Default, to exchange certificates or instruments representing or evidencing Security Collateral for certificates or instruments of smaller or larger denominations.

(b)                                 On the date hereof, the Pledgor will notify the issuer of the Pledged Equity that the Pledged Equity is subject to the security interest granted hereunder.

Section 5.                                            Maintaining the Account Collateral.  So long as any Advance or any other Obligation of any Loan Party under any Loan Document shall remain unpaid or any Lender shall have any Commitment:

(a)                                  The Pledgor will cause the bank with respect to the Pledged Deposit Account (the “Pledged Account Bank”) to agree with the Pledgor and the Collateral Agent that such bank will comply with instructions originated by the Collateral Agent directing the disposition of funds in the Pledged Deposit Account without the further consent of the Pledgor, such agreement to be substantially in the form of Exhibit A hereto (the “Deposit Account Control Agreement”).

(b)                                 The Pledgor will immediately instruct Cayco to make all payments in respect of the Pledged Equity to the Pledged Deposit Account.

(c)                                  The Pledgor agrees to terminate the Pledged Deposit Account and the Deposit Account Control Agreement upon request by the Collateral Agent.

(d)                                 The Collateral Agent may, at any time and without notice to, or consent from, the Pledgor, transfer, or direct the transfer of, funds from the Pledged Deposit Account to satisfy the Pledgor’s obligations under the Loan Documents if, at such time, an Event of Default shall have occurred and be continuing.

Section 6.                                            Release of Amounts.  So long as no Default under Section 6.01(a) or (f) of the Credit Agreement and no Event of Default shall have occurred and be continuing, the Collateral Agent will, upon the request of the Pledgor, direct the Pledged Account Bank to pay and release to the Pledgor or at its order or, at the request of the Pledgor, to the Administrative Agent to be applied to the Obligations of the Pledgor under the Loan Documents, such amount, if any, as is then on deposit in the Pledged Deposit Account, to the extent permitted to be released under Section 10(a)(ii) hereof.

Section 7.                                            Representations and Warranties.  The Pledgor represents and warrants as follows:

(a)                                  The Pledgor’s exact legal name, as defined in Section 9-503(a) of the UCC, is correctly set forth in Schedule I hereto.  The Pledgor is located (within the meaning of Section 9-307 of the UCC) in the state or jurisdiction set forth on Schedule I hereto.  The information set forth in Schedule I hereto with respect to the Pledgor is true and accurate in all respects.

(b)                                 All Security Collateral consisting of certificated securities and instruments has been delivered to the Collateral Agent.

(c)                                  The Pledgor is the legal and beneficial owner of the Collateral free and clear of any Lien, claim, option or right of others, except for the security interest created under this Agreement and any Liens for taxes, assessments, governmental charges or levies to the extent not required to be paid under Section 5.01(b) of the Credit Agreement.  No effective financing statement or other instrument similar in effect covering all or any part of the Collateral or listing the Pledgor as debtor with respect to the Collateral is on file in any recording office, except such as may have been filed in favor of the Collateral Agent relating to the Loan Documents.

(d)                                 The Pledged Equity has been duly authorized and validly issued and is fully paid and non-assessable.

(e)                                  The Pledged Equity constitutes the percentage of the issued and outstanding Class A Preferred of the issuer thereof indicated on Schedule II hereto.

(f)                                    All filings and other actions (including without limitation, actions necessary to obtain control of Collateral as provided in Sections 9-104 and 9-106 of the UCC) necessary to perfect the security interest in the Collateral created under this Agreement have been duly made or taken and are in full force and effect, and this Agreement creates in favor of the Collateral Agent for the benefit of the Secured Parties a valid and, together with such filings and other actions, perfected first priority security interest in the Collateral, securing the payment of the Secured Obligations.

(g)                                 No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is required for (i) the grant by the Pledgor of the security interest granted hereunder or for the execution, delivery or performance of this Agreement by the Pledgor, (ii) the perfection or maintenance of the security interest created hereunder (including the first priority nature of such security interest), except for the filing of financing and continuation statements under the UCC, which financing statements have been duly filed and are in full force and effect, and the actions described in Section 4 with respect to Security Collateral, which actions have been taken and are in full force and effect or (iii) the exercise by the Collateral Agent of its voting or other rights provided for in this Agreement or the remedies in respect of the Collateral pursuant to this Agreement, except as may be required in connection with the disposition of any portion of the Security Collateral by laws affecting the offering and sale of securities generally and except for any notices or actions required to exercise rights under the Pledged Equity pursuant to the terms of such securities or the laws of the jurisdiction of organization of the issuer thereof.

Section 8.                                            Further Assurances.  (a)  The Pledgor agrees that from time to time, at its expense, the Pledgor will promptly execute and deliver, or otherwise authenticate, all further instruments and documents, and take all further action that may be necessary or reasonably desirable, or that the Collateral Agent may reasonably request, in order to perfect and protect any pledge or security interest granted or purported to be granted by the Pledgor hereunder or to enable the Collateral Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral.  Without limiting the generality of the foregoing, the Pledgor will promptly:  (i) if any Collateral shall be evidenced by a promissory note or other instrument, deliver and pledge to the Collateral Agent hereunder such note or instrument duly indorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance satisfactory to the Collateral Agent; (ii) file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or as the Collateral Agent may reasonably request, in order to perfect and preserve the security interest granted or purported to be granted by the Pledgor hereunder; (iii) deliver and pledge to the Collateral Agent for benefit of the Secured Parties certificates representing Security Collateral that constitutes certificated securities, accompanied by undated stock powers, voting proxies or indorsements, as applicable, executed in blank; and (iv) deliver to the Collateral Agent evidence that all other action that the Collateral Agent may deem reasonably necessary or desirable in order to perfect and protect the security interest created by the Pledgor under this Agreement has been taken.

(b)                                 The Pledgor hereby authorizes the Collateral Agent to file one or more financing or continuation statements, and amendments thereto, describing the Collateral, in each case without the signature of the Pledgor, and regardless of whether any particular asset described in such financing statements falls within the scope of the UCC.  A photocopy or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.  The Pledgor ratifies its authorization for the Collateral Agent to have filed such financing statements, continuation statements or amendments filed prior to the date hereof.

Section 9.                                            Post-Closing Changes.  The Pledgor will not change its name, type of organization, jurisdiction of organization, organizational identification number or location from those set forth in Section 7(a) without first giving at least 10 Business Days’ prior written notice to the Collateral Agent and taking all action required by the Collateral Agent for the purpose of perfecting or protecting the security interest granted by this Agreement.  The Pledgor will not become bound by a security agreement authenticated by another Person (determined as provided in Section 9-203(d) of the UCC) without giving the Collateral Agent 10 Business Days’ prior written notice thereof and taking all action required by the Collateral Agent to ensure that the perfection and first priority nature of the Collateral Agent’s security interest in the Collateral will be maintained.  The Pledgor will hold and preserve its records relating to the Collateral and will permit representatives of the Collateral Agent at any time during normal business hours to inspect and make abstracts from such records and other documents in accordance with Section 5.01(e) of the Credit Agreement.

Section 10.                                      Voting Rights; Dividends; Etc.  (a) (i)  From the date hereof, the Pledgor shall not be entitled to exercise any voting or other consensual rights pertaining to the Security Collateral or any part thereof for any purpose (including any right to convert the Pledged Equity pursuant to Section 7.1 of the Certificate of Designations), and all such rights of the Pledgor shall automatically cease and shall become vested in the Collateral Agent, which shall have the sole right to exercise or refrain from exercising such voting and other consensual rights; provided, however, that the Pledgor shall be entitled to exercise such rights and take other actions as may be necessary to appoint Dorrie Boggess and John Cullinone as Preferred Share Directors (as defined in the Articles of Association of Cayco) on the date hereof; provided further that, concurrently with the repayment of the Secured Obligations and the termination of the Commitments on the Termination Date, the Pledgor shall be entitled to exercise such rights and take other actions as may be necessary to convert a portion of the Pledged Equity into Cayco Shares pursuant to Section 7.1 of the Certificate of Designations so long as (A) concurrent with such conversion, the Collateral Agent shall have received a certificate evidencing the remaining Class A Preferred and meeting the requirements of Section 4(a), and (B) after giving effect to such conversion, the aggregate liquidation preference of the remaining Class A Preferred shall be at least equal to 105.25% of the aggregate principal amount of the Advances outstanding at such time.

(ii)                                  So long as no Default under Section 6.01(a) or (f) of the Credit Agreement and no Event of Default shall have occurred and be continuing, the Pledgor shall be entitled to receive and retain (and dispose of free of the security interest granted hereunder) any and all dividends, interest and other distributions paid in respect of the Security Collateral (including any such amounts on deposit in the Pledged Deposit Account) subject to the provisions of Article 3 of the Certificate of Designations; provided, however, that any and all

(A)                              dividends, interest and other distributions paid or payable other than in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Security Collateral,

(B)                                dividends and other distributions or redemption payments paid or payable in cash in respect of any Security Collateral in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in-surplus, and

(C)                                cash paid, payable or otherwise distributed in respect of principal of, or in redemption of, or in exchange for, any Security Collateral shall be, and shall be forthwith delivered to the Collateral Agent to hold as, Security Collateral and shall, if received by the Pledgor, be received in trust for the benefit of the Collateral Agent, be segregated from the other property or funds of the Pledgor and be forthwith delivered to the Collateral Agent as Security Collateral in the same form as so received (with any necessary indorsement), to be applied, to the extent required under Section 2.05 of the Credit Agreement, to the prepayment of the Advances.

(iii)                               The Collateral Agent will execute and deliver (or cause to be executed and delivered) to the Pledgor all such proxies and other instruments as the Pledgor may reasonably request for the purpose of enabling the Pledgor to exercise the voting and other rights that it is entitled to exercise pursuant to paragraph (i) above and to receive the dividends or interest or other payments that it is authorized to receive and retain (and dispose of free of the security interest granted hereunder) pursuant to paragraph (ii) above.

(b)                                 Upon the occurrence and during the continuance of a Default under Section 6.01(a) or (f) of the Credit Agreement or an Event of Default:

(i)                                     All rights of the Pledgor (x) to exercise or refrain from exercising the voting and other consensual rights that it would otherwise be entitled to exercise pursuant to Section 10(a)(i) shall cease and (y) to receive the dividends, interest and other distributions that it would otherwise be authorized to receive and retain pursuant to Section 10(a)(ii) shall automatically cease, and all such rights shall thereupon become vested in the Collateral Agent, which shall thereupon have the sole right to exercise or refrain from exercising such voting and other consensual rights and to receive and hold as Security Collateral such dividends, interest and other distributions.

(ii)                                  All dividends, interest and other distributions that are received by the Pledgor contrary to the provisions of paragraph (i) of this Section 10(b) shall be received in trust for the benefit of the Collateral Agent, shall be segregated from other funds of the Pledgor and shall be forthwith paid over to the Collateral Agent as Security Collateral in the same form as so received (with any necessary indorsement).

Section 11.                                      Transfers and Other Liens; Additional Shares.  (a)  The Pledgor agrees that it will not sell, assign or otherwise dispose of, or grant any option with respect to, any of the Collateral or permit any Person other than the Collateral Agent to be registered as, or to become, the holder of any Security Collateral.  In addition, the Pledgor will not create or suffer to exist any Lien upon or with respect to any of the Collateral except for the pledge, assignment and security interest created under this Agreement or as permitted under the Loan Documents.

(b)                                 The Pledgor agrees that it will (i) cause the issuer of the Pledged Equity not to issue any Preferred Interests in addition to or in substitution for the Pledged Equity issued by such issuer, except to the Pledgor, (ii) pledge hereunder, immediately upon its acquisition (directly or indirectly) thereof, any and all additional Class A Preferred and (iii) not exercise its right to convert the Pledged Equity pursuant to Section 7.1 of the Certificate of Designations, except as permitted under Section 10(a)(i).

Section 12.                                      Collateral Agent Appointed Attorney-in-Fact.

(a)                                  The Pledgor hereby irrevocably appoints the Collateral Agent the Pledgor’s attorney in fact, with full authority in the place and stead of the Pledgor and in the name of the Pledgor or otherwise, from time to time, in the Collateral Agent’s discretion, to take any action and to execute any instrument that the Collateral Agent may deem necessary or reasonably advisable to accomplish the purposes of Section 10(a)(i), including, without limitation, to exercise voting and other consensual rights pertaining to the Security Collateral at all general meetings of shareholders of Cayco with the same force and effect as the Pledgor might or could do and to requisition and convene meetings of shareholders of Cayco for the purpose of appointing or confirming the appointment of new directors of Cayco or such other matters as may in the opinion of the Collateral Agent be necessary or reasonably advisable for the purpose of implementing this Agreement.

(b)                                 The Pledgor hereby irrevocably appoints the Collateral Agent the Pledgor’s attorney-in-fact, with full authority in the place and stead of the Pledgor and in the name of the Pledgor or otherwise, from time to time, upon the occurrence and during the continuance of an Event of Default, in the Collateral Agent’s discretion, to take any action and to execute any instrument that the Collateral Agent may deem necessary or reasonably advisable to accomplish the purposes of this Agreement, including, without limitation:

(i)                                     to ask for, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral,

(ii)                                  to receive, indorse and collect any drafts or other instruments or documents, in connection with clause (i) above,

(iii)                               to enable or assist in any way in the exercise of any right or the enforcement thereof, including any power of sale of the Security Collateral (whether arising under this Pledge Agreement, by operation of law or otherwise); and

(iv)                              to file any claims or take any action or institute any proceedings or execute any documents that the Collateral Agent may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Collateral Agent with respect to any of the Collateral.

Section 13.                                      Collateral Agent May Perform.  If the Pledgor fails to perform any agreement contained herein, the Collateral Agent may, as the Collateral Agent deems necessary to protect the security interest granted hereunder in the Collateral or to protect the value thereof, but without any obligation to do so and without notice, itself perform, or cause performance of, such agreement, and the reasonable expenses of the Collateral Agent incurred in connection therewith shall be payable by the Pledgor under Section 16.

Section 14.                                      The Collateral Agent’s Duties.  The powers conferred on the Collateral Agent hereunder are solely to protect the Secured Parties’ interest in the Collateral and shall not impose any duty upon it to exercise any such powers.  Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Collateral Agent shall have no duty as to any Collateral, as to ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Collateral, whether or not any Secured Party has or is deemed to have knowledge of such matters, or as to the taking of any necessary steps to preserve rights against any parties or any other rights pertaining to any Collateral.  The Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its possession if such Collateral is accorded treatment substantially equal to that which it accords its own property.

Section 15.                                      Remedies.  If any Event of Default shall have occurred and be continuing:

(a)                                  The Collateral Agent may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party upon default under the UCC (whether or not the UCC applies to the affected Collateral) and also may:  (i)  without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Collateral Agent’s offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Collateral Agent may deem commercially reasonable; and (ii) exercise any and all rights and remedies of the Pledgor under or in connection with the Collateral, or otherwise in respect of the Collateral, including, without limitation, (A) withdraw, or cause or direct the withdrawal of, all funds with respect to the Account Collateral, (B) take all steps to register the Pledged Equity in the name of the Collateral Agent or its nominee and to exercise rights as registered owner of the Pledged Equity, and (C) exercise those rights and remedies set forth in Section 9-607 of the UCC.  The Pledgor agrees that, to the extent notice of sale shall be required by law, at least ten days’ notice to the Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification.  The Collateral Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given.  The Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

(b)                                 Any cash held by or on behalf of the Collateral Agent and all cash proceeds received by or on behalf of the Collateral Agent in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of the Collateral Agent, be held by the Collateral Agent as collateral for, and/or then or at any time thereafter applied (after payment of any amounts payable to the Collateral Agent pursuant to Section 16) in whole or in part by the Collateral Agent for the ratable benefit of the Secured Parties against, all or any part of the Secured Obligations, in the following manner:

(A)                              first, paid to the Agents for any amounts then owing to the Agents in their capacities as such pursuant to Section 9.04 of the Credit Agreement or otherwise under the Loan Documents ratably in accordance with such respective amounts then owing to the Agents; and

(B)                                second, ratably paid to the Lenders for any amounts then owing to them, in their capacities as such, under the Loan Documents ratably in accordance with such respective amounts then owing to the Lenders.

Any surplus of such cash or cash proceeds held by or on the behalf of the Collateral Agent and remaining after payment in full of all the Secured Obligations shall be paid over to the Pledgor or to whomsoever may be lawfully entitled to receive such surplus.

(c)                                  All payments received by the Pledgor in respect of the Collateral shall be received in trust for the benefit of the Collateral Agent, shall be segregated from other funds of the Pledgor and shall be forthwith paid over to the Collateral Agent in the same form as so received (with any necessary indorsement).

(d)                                 The Collateral Agent may, without notice to the Pledgor except as required by law and at any time or from time to time, charge, set off and otherwise apply all or any part of the Secured Obligations against any funds held with respect to the Account Collateral.

(e)                                  The Collateral Agent may send to the Pledged Account Bank a “Notice of Exclusive Control” or other similar notice designed to grant the Collateral Agent exclusive control over the Pledged Deposit Account under the Deposit Account Control Agreement.

Section 16.                                      Indemnity and Expenses.  (a)  The Pledgor agrees to indemnify, defend and save and hold harmless each Secured Party and each of their Affiliates and their respective officers, directors, employees, agents and advisors (each, an “Indemnified Party”) from and against, and shall pay on demand, any and all claims, damages, losses, liabilities and out-of-pocket expenses (including, without limitation, reasonable fees and expenses of counsel) that may be incurred by or asserted or awarded against any Indemnified Party, in each case arising out of or in connection with or resulting from this Agreement (including, without limitation, enforcement of this Agreement), except to the extent such claim, damage, loss, liability or expense is found in a final, non-appealable judgment by a court of competent jurisdiction to have resulted primarily from such Indemnified Party’s gross negligence or willful misconduct.

(b)                                 The Pledgor will upon demand pay to the Collateral Agent the amount of any and all reasonable out-of-pocket expenses, including, without limitation, the reasonable fees and expenses of its counsel and of any experts and agents, that the Collateral Agent may incur in connection with (i) the administration of this Agreement, (ii) the custody or preservation of, or the sale of, collection from or other realization upon, any of the Collateral of the Pledgor, (iii) the exercise or enforcement of any of the rights of the Collateral Agent or the other Secured Parties hereunder or (iv) the failure by the Pledgor to perform or observe any of the provisions hereof.

Section 17.                                      Amendments; Waivers; Etc.  No amendment or waiver of any provision of this Agreement, and no consent to any departure by the Pledgor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Collateral Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.  No failure on the part of the Collateral Agent or any other Secured Party to exercise, and no delay in exercising any right hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right.

Section 18.                                      Notices, Etc.  All notices and other communications provided for hereunder shall be either (i) in writing (including telecopier communication) and mailed, telecopied, or otherwise delivered or (ii) by electronic mail (if electronic mail addresses are designated as provided below) confirmed immediately in writing addressed to the relevant party at its address specified in the Credit Agreement; or, as to either party, at such other address as shall be designated by such party in a written notice to the other party.  All such notices and other communications shall, when mailed, telecopied, sent by electronic mail or otherwise, be effective when received, telecopied, sent by electronic mail and confirmed in writing, or otherwise delivered (or confirmed by a signed receipt), respectively, addressed as aforesaid.  Delivery by telecopier of an executed counterpart of any amendment or waiver of any provision of this Agreement or Schedule hereto shall be effective as delivery of an original executed counterpart thereof.

Section 19.                                      Continuing Security Interest; Assignments Under the Credit Agreement.  This Agreement shall create a continuing security interest in the Collateral and shall (a) remain in full force and effect until the later of (i) the payment in full in cash of the Secured Obligations and (ii) the termination in whole of the Commitments pursuant to Section 2.04 or 6.01 of the Credit Agreement (the date of such termination, the “Termination Date”), (b) be binding upon the Pledgor, its successors and assigns and (c) inure, together with the rights and remedies of the Collateral Agent hereunder, to the benefit of the Secured Parties and their respective successors, transferees and assigns.

Section 20.                                      Release; Termination.  (a)  Upon any redemption of any of the Security Collateral in accordance with the terms of the Loan Documents, the Collateral Agent will, at the Pledgor’s expense, execute and deliver to the Pledgor such documents as the Pledgor shall reasonably request to evidence the release of such item of Collateral from the security interest granted hereby, subject to Section 10(a)(ii), provided, however, that (i) at the time of such request and such release no Default shall have occurred and be continuing, (ii) the Pledgor shall have delivered to the Collateral Agent a written request for release describing the Collateral and the terms of such partial redemption, together with a form of release for execution by the Collateral Agent and a certificate of the Pledgor to the effect that the transaction is in compliance with the Loan Documents and as to such other matters as the Collateral Agent may request and (iii) the proceeds of any such redemption required to be applied, or any payment to be made in connection therewith, in accordance with Section 2.05 of the Credit Agreement shall, to the extent so required, be paid or made to, or in accordance with the instructions of, the Collateral Agent when and as required under Section 2.05 of the Credit Agreement.

(b)                                 Upon the conversion of any Pledged Equity into Cayco Shares on the Termination Date pursuant to Section 10(a)(i), the pledge and security interest granted hereby in respect of the Pledged Equity so converted and the Cayco Shares issued as a result of such conversion shall automatically terminate.  Upon any such termination, the Collateral Agent will, at the Pledgor’s expense, execute and deliver to the Pledgor such documents as the Pledgor shall reasonably request to evidence such termination.

(c)                                  Upon the repayment of the Secured Obligations and the termination of the Commitments on the Termination Date, the pledge and security interest granted hereby shall terminate and all rights to the Collateral shall revert to the Pledgor.  Upon any such termination, the Collateral Agent will, at the Pledgor’s expense, execute and deliver to the Pledgor such documents as the Pledgor shall reasonably request to evidence such termination.

Section 21.                                      Execution in Counterparts.  This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.  Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of an original executed counterpart of this Agreement.

Section 22.                                      Governing Law.  This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

Section 23.                                      Submission to Jurisdiction.  (a) The Pledgor hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and the Pledgor hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in any such New York State court or, to the fullest extent permitted by law, in such Federal court.  The Pledgor agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.  Nothing in this Agreement shall affect any right that any party may otherwise have to bring any action or proceeding relating to this Agreement in the courts of any jurisdiction.

(b)                                 The Pledgor irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any New York State or Federal court.  The Pledgor hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such suit, action or proceeding in any such court.

Section 24.                                      WAIVER OF TRIAL BY JURY.  THE PLEDGOR AND, BY ACCEPTING THE BENEFITS HEREOF, THE COLLATERAL AGENT AND EACH SECURED PARTY, HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE ACTIONS OF ANY SECURED PARTY IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT HEREOF.

IN WITNESS WHEREOF, the Pledgor has caused this Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

AGILENT TECHNOLOGIES WORLD TRADE, INC.

By	/s/ David B. Cooper, Jr.
	Name:	David B. Cooper, Jr.
	Title:	Assistant Treasurer

Bridge Pledge Agreement

Schedule I to the
Pledge Agreement

LOCATION, TYPE OF ORGANIZATION, JURISDICTION OF ORGANIZATION AND
ORGANIZATIONAL IDENTIFICATION NUMBER

Pledgor	Location	Type of Organization	Jurisdiction of Organization	Organizational I.D. No.

Agilent Technologies World Trade, Inc.	Delaware	Corporation	Delaware	Del. File No: 3054685

Schedule II to the
Pledge Agreement

INITIAL PLEDGED EQUITY

Issuer	Class of Equity Interest	Par Value	Certificate No(s)	Number of Shares	Percentage of Outstanding Shares
Agilent Technologies (Cayco) Limited	Class A Preferred Shares	US$0.01	2	15,000	100% of Class A Preferred Shares

Schedule III to the
Security Agreement

PLEDGED DEPOSIT ACCOUNT

Type of Account	Name and Address of Bank	Account Number

DDA Account	Citibank, N.A. ABA No. 021000089 Attention: Funds Transfer Department 4224 Ridge Lea Road Amherst, NY 14226	30618127

	Address for notices:

	Agilent Global Relationship Manager c/o Citicorp North America, Inc. One Sansome Street, 25th Floor San Francisco, CA 94104